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                                                                   EXHIBIT 10.19

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT, (the "Agreement") is made effective April 16, 2001 between Mothers Work, Inc., ("Mothers Work") and Donald Ochs, ("Consultant").

     By way of background, the parties have had an employment relationship for almost six years. Based upon certain desires of Consultant, the parties intend to change their current employment relationship. In accordance with this Agreement, Mothers Work desires to retain Consultant's services as a consultant and independent contractor, and Consultant has agreed to such retention.

     In consideration of the mutual promises and undertakings of this Agreement, the parties agree as follows:

     1. TERM. Except as may be sooner terminated for cause, the term of this Agreement shall be for twelve (12) months from its effective date. The Agreement shall automatically renew for successive six (6) month periods, subject to the right of either party to terminate at its convenience upon ninety (90) days' prior written notice to the other party.

     2. CONSULTING DUTIES. The general scope of Consultant's services shall be as agreed to by the parties, but is anticipated to include the following:

     o Continuation of work in the area of 807/807A/809 importing, Mexico/806 and domestic production.
     o    Parity implementation.
     o    Factory development.
     o Selected travel to Mexico, Guatemala, Dominican Republic, Honduras and other Western Hemisphere destinations, as agreed.
     o    Continued development of Marc Rosenthal.
     o Coordination with Marc Rosenthal on 807 Production Projection Summary information in order to support Mothers Work's capacity needs.
     o    Potential screening and interviewing of replacement candidates.
     o Continued support on selected ongoing matters, such as current litigation.

     3. PRODUCTION CAPACITY. Consultant will work to help Mothers Work protect its current and future production capacity needs during the term. After the term, Consultant will not work to proactively affect such capacity needs. This includes, but is not limited to the following:

     o Consultant providing Mothers Work with a first right of refusal on any new or existing expansion capacity of which Consultant becomes aware.
     o Consultant will use reasonable efforts to protect the greater of: a) Mothers Work's current or previous capacity at any particular factory or b) 65% of any factory's total capacity. Should Mothers Work fail to utilize the current, previous or 65% capacity of a factory, the open capacity may be filled by the factory or the Consultant without jeopardy to this Agreement, provided that Mothers Work will have the first right of refusal to such open capacity.
     o If Consultant has been made aware of Mothers Work's production projection summary information, the loads for each Mothers Work factory will be protected before any work is placed into a factory from another account that Consultant might represent. This protection would extend eight (8) weeks beyond the date of the projection information. If Mothers Work chooses to block out production space beyond the eight (8) week period, that space would also be protected.

     4. COMPENSATION. Mothers Work shall pay for all requested services reflected as a day rate of $1,325.00 performed at an amount based upon a proration of Consultant's current salary. For example, assuming eight (8) days of work per month, Consultant's annual payments would total $127,200 ($1,325.00 x 8 x 12 = $127,200). Accumulations of hours on multiple days that total 6-8 hours shall be considered one (1) day. The amounts paid to Consultant include all applicable taxes or other liabilities, all of which are the responsibility of Consultant. It is intended that the Consultant will make available to Mothers Work between 5 and 8 days monthly. In accordance with applicable Mothers Work policy, Consultant shall be reimbursed for all travel and other pre-approved, reasonable expenses incurred in connection with the performance of work by Consultant for Mothers Work under this Agreement.

     5. BENEFITS. As an independent contractor, Consultant is not entitled to Mothers Work's benefits (including but not limited to bonus, vacation or holiday pay) except as follows. Through December 31, 2001, Mothers Work will continue Consultant's current health insurance coverage as if Consultant were still an employee. Effective January 1, 2002 (unless triggered or otherwise effected sooner), Consultant will be offered the option of continued health insurance coverage in accordance with COBRA. Further, subject to Mothers Work board approval, Consultant's current stock options' exercise dates will be extended through December 31, 2001 (unless such options have not yet vested or provide for a shorter termination date), at which time all unexercised options, whether then vested or not, shall be terminated.

     6. CONFIDENTIAL INFORMATION. All confidential and/or proprietary information disclosed by Mothers Work to Consultant, whether disclosed or learned prior to the date of this Agreement or under this Agreement, shall be held in confidence and used only for the purposes of this Agreement, and Consultant shall take all reasonable precautions to prevent any information so received by him from being divulged to third persons. This obligation of confidence and limited use shall survive the termination of this Agreement for a period of two years. Such survival period shall be indefinite for use in or relating to the maternity business.

     In addition, all confidential and/or proprietary information and data developed by, or coming to the attention of Consultant as a result of his performance of services under this Agreement, shall be transmitted by Consultant only to Mothers Work and shall likewise be regarded by Consultant as confidential and proprietary to Mothers Work, and subject to the same conditions and with respect to information disclosed to him by Mothers Work.

     Non-confidential information shall include the following:

     o Information generally available to the public through no breach of this Agreement.
     o Information acquired by the Consultant from any third party, provided that the third party has the right to disclose such information on a non-confidential basis.
     o Information developed independently by the Consultant outside of consulting activities hereunder or prior employment with Mothers Work.

     All records, books, or material of any kind provided by Mothers Work to Consultant shall remain the property of Mothers Work and shall be returned to Mothers Work, along with any copies, promptly after request.

     If there is a breach or threatened breach of any of the provisions of this Agreement, Mothers Work shall be entitled to seek an injunction restraining Consultant from any such breach, and Consultant waives the requirement of posting of a bond. Nothing herein, however, shall be construed as prohibiting Mothers Work from pursuing other remedies for such breach or threatened breach.

     7. EXCLUSIVITY. During the term of this Agreement and any renewal, and for a period of twenty-four (24) months thereafter, without the prior written consent of Mothers Work, Consultant shall become self-employed, nor directly or indirectly provide any services, or work in any capacity for, or on behalf of, any agent, person or entity that competes with Mothers Work in the maternity business.

     8. NO DEFAMATION OR SOLICITATION. The parties agree that during the term of this Agreement and thereafter, neither party will defame or otherwise make comments or disparaging remarks to any person, corporation or partnership which would adversely affect the reputation of the other party, and Consultant will not solicit or otherwise engage or participate in any effort to induce any employee of Mothers Work or its to terminate or alter such employee's relationship with Mothers Work.

     9. INDEPENDENT CONTRACTOR. Nothing in this Agreement shall be construed to create a partnership or joint venture between the parties. Consultant agrees that his relationship with Mothers Work during the term of this Agreement shall be that of an independent contractor and that this Agreement does not authorize or designate Consultant to act as an agent or employee of Mothers Work nor does this Agreement authorize Consultant to act in any capacity on behalf of Mothers Work without a prior specific request by Mothers Work. Specifically, but without limitation, Consultant shall not be considered, as a consequence of this Agreement, an employee of Mothers Work within the meaning or application of any federal, state or local laws or regulations, including without limitation, laws or regulations relating to unemployment insurance, old age benefits, workers' compensation, industrial accident, labor or taxes. In addition, except as otherwise provided for in this Agreement, Consultant shall not be considered, as a consequence of this Agreement, an employee of Mothers Work within the meaning or application of any Mothers Work fringe benefit programs, including without limitation, for the purpose of vacations, holidays, pension, group life insurance, accidental death, medical hospitalization and/or surgical benefits.

     10. RELEASE. In consideration of this Agreement, prior to this Agreement becoming effective, Consultant shall sign Mothers Work's standard release agreement, which agreement is attached as Exhibit A to this Agreement and incorporated by reference.

     11. SEVERABILITY. The various parts of this Agreement are intended to be severable. Should any part be rendered or declared invalid by reason of any legislation or by a decree of a court of competent jurisdiction, such part shall be deemed modified to the extent required by such legislation or decree and the invalidation or modification of such part shall not invalidate or modify the remaining parts hereof. Without limiting the generality of the foregoing, if the scope of any covenant contained in this Agreement is too broad to permit enforcement to its full extent, such covenant shall be enforced to the maximum extent permitted by law. Consultant agrees that such scope may be judicially modified accordingly.

     12. MISCELLANEOUS. This Agreement and its interpretation shall be governed by the laws of the Commonwealth of Pennsylvania. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the Court (including, without limitation, costs, expenses and fees on any appeal). The parties agree to submit to the jurisdiction of the courts of Pennsylvania and venue shall rest with such courts. This Agreement constitutes the entire understanding between the parties concerning the subject matter herein contained. There are no oral promises, conditions, representations, undertakings, interpretations or terms of any nature as conditions or inducements to the signing of this Agreement, which are in effect between the parties hereto. This Agreement may not be amended, modified, altered or waived, in whole or in part, except by a subsequent writing signed by the parties sought to be bound. Mothers Work may assign this Agreement to any of its successors or assigns.

     13. NOTICES. All notices required hereunder shall be made by first class mail, postage prepaid and addressed as follows:


               If to MOTHERS WORK:
                                       Mothers Work, Inc.
                                       Attn: CEO
                                       456 North 5th Street
                                       Philadelphia, PA 19123


               If to Consultant:       Donald Ochs
                                       P.O. Box 341
                                       Cape May Point, NJ 08212

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     The parties have executed this Agreement in duplicate as of the day and year first written above.



                                           Mothers Work, Inc.


Date: 4/9/01                               By: /s/ Dan W. Matthias
     ---------------------------              ----------------------------------


                                           Donald Ochs (Consultant)


Date: 4/9/01                               By: /s/ Donald Ochs
     ---------------------------              ----------------------------------

                                    EXHIBIT A

                               SEVERANCE AGREEMENT

     THIS SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of the 9th day of April, 2001 (the "Date of this Agreement") by and between Donald Ochs (the "Employee") and Mothers Work, Inc. and its subsidiaries and affiliates (the "Company").

                              STATEMENT OF PURPOSE

     On the terms herein, the Employee's employment will be terminated as a result of a mutual agreement. This Agreement sets forth the parties' understandings and agreements with respect to such employment termination and related matters.

     NOW, THEREFORE, in consideration of the aforesaid Statement of Purpose, the promises and mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. TERMINATION OF EMPLOYMENT. The Employee's employment with the Company terminated effective as of the end of the business day on April 13, 2001 (the "Termination Date") as a result of a mutual agreement. The Employee, effective on the Termination Date, is terminated from any and all offices with the Company held by them on the Termination Date.

     2. PAYMENTS BY COMPANY. The Employee acknowledges that the Company has paid, or provided to them, all compensation and benefits to which they were entitled through the Termination Date.

     3. CONSULTING AGREEMENT. In consideration of the covenants and agreements set forth herein, and conditioned on acceptance of this Agreement, the parties have entered into a Consulting Agreement.

     4. MUTUAL RELEASE BY EMPLOYEE AND COMPANY. The Employee and the Company hereby release and discharge each other (and in the case of Employee's release of the Company, such release extends to the Company's present and former parent corporations and affiliated corporations, and their respective officers, directors, agents, employees, shareholders, owners, predecessors, successors and assigns) (collectively the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any kind that they have or may have by reason of anything done or omitted to be done up to the Date of this Agreement, but only to the extent that the releasing party knew, or reasonably should or could have known of the released matter. The claims released by the parties include (i) any and all claims related to Employee's employment with the Company and the termination of the same; (ii) any and all claims for additional compensation or benefits other than the compensation and benefits set forth in this Agreement or the Consulting Agreement, and; (iii) any and all claims relating to employment practices or policies, or acts or omissions, of the Company or the Employee. The parties does not hereby release or abandon their right to enforce the provisions of this Severance Agreement or the Consulting Agreement.

     5. PROVISIONS RELATING TO ADEA RELEASE. The Employee represents to the Company that they are aware, understand and agree that:

          (a) they are voluntarily entering into and signing this Agreement;

          (b) the claims waived, released and discharged in Paragraph 4 of this Agreement include any and all claims the Employee has or may have arising out of or related to their employment with the Company or their termination, including any and all claims under the Age Discrimination in Employment Act (the "ADEA");

          (c) those claims waived, released and discharged in Paragraph 4 do not include, and the Employee is not waiving, releasing or discharging, any claims that may arise after the Date of this Agreement or that relate to the Consulting Agreement;

          (d) the Consulting Agreement provides consideration that the Employee was not entitled to receive before signing this Agreement;

          (e) Employee was given twenty-one (21) days within which to consider this Agreement;

          (f) Employee had and has the right to consult with an attorney regarding this Agreement before the Effective Date of this Agreement;

          (g) Employee may revoke this Agreement at any time within seven (7) days after the day they sign this Agreement, and this document will not become effective or enforceable until the eighth day after the day this Agreement is signed by Employee (on which day this Agreement will automatically become effective and enforceable unless previously revoked within that seven-day period); and

          (h) THE EMPLOYEE HAS CAREFULLY READ THIS DOCUMENT, AND FULLY UNDERSTANDS EACH AND EVERY TERM.

     6. BINDING EFFECT; ENTIRE UNDERSTANDING.

     This Agreement is binding upon the Company and the Employee and their respective heirs, representatives, successors and assigns, as applicable. Employee acknowledges that they have carefully read this Agreement, which contains a RELEASE, that they have been afforded the opportunity to consult with counsel prior to the execution of this Agreement, that they know and understand the contents hereof and execute the same as their free act and deed, and that the terms of this Agreement contains the entire understanding between the parties hereto as to the matters contained herein, and no conditions precedent or subsequent exist which are not contained herein. This Agreement may not be amended except in writing and signed by all parties to the Agreement.

     7. GOVERNING LAW AND SEVERABILITY.

     This Agreement shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, and that any action instituted or prosecuted in any court shall be determined according to the laws of the Commonwealth of Pennsylvania, regardless of the venue of such action. The parties consent to the jurisdiction of the State and Federal courts in Pennsylvania. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, which nevertheless shall continue in full force and effect.

     8. ASSIGNMENT.

     The Company may assign this Agreement and/or the Consulting Agreement to any other entity acquiring all or substantially all of the assets of the Company or to any other entity into which or with which the Company may be merged or consolidated. Upon assignment, all of the rights and privileges of the Company will inure to the benefit of the assignee. The Employee may not assign this Agreement or any part thereof.

     9. ELECTIONS BY EMPLOYEE.

     On this date, I have voluntarily and knowingly made the following elections:

          X    A.   I have elected to accept the Agreement and agree to be bound
        -----       by the terms and conditions contained therein.

               B.   I decline to accept the Agreement. I understand that by my declination, the Company is not obligated to provide any
        -----       additional consideration as identified in this Agreement.


(SEAL)   By:  /s/ Donald Ochs
             --------------------------------------------
                           Donald Ochs

         Date:  4/9/01
               ---------------------------------------

         Witness:   /s/ Craig Swartz
                   ---------------------------

     IN WITNESS WHEREOF, the Employee has hereunto set their hand and seal, and the Company has caused this Agreement to be executed by its duly authorized representative, all as of the day and year first above written, after all elections have been made.

Mothers Work, Inc.


By:  /s/ Dan W. Matthias  (SEAL)
    ---------------------